------------------
                                 ANIMAL LOVERS
                               ------------------
                                   THE HUMANE
                                   EQUITY
                                   FUND
                               ------------------
                               NEED TO INVEST TOO
                               ------------------

                               SEMI-ANNUAL REPORT
                                 March 31, 2002

                                     [LOGO]

                             THE HUMANE EQUITY FUND
                          -----------------------------
                            ANIMAL FRIENDLY INVESTING
                          -----------------------------

                            ------------------------
                               THE HUMANE SOCIETY
                            ------------------------
                            OF THE UNITED STATES(TM)

             -------------------------------------------------------
             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
             -------------------------------------------------------

--------------------------------------------------------------------------------
                            THE HUMANE EQUITY FUND...
                           INVESTING WITH YOUR VALUES
================================================================================

You don't have to sacrifice your values when you choose your investments. The Humane Equity Fund ("Fund") seeks to invest in companies that believe sensitivity to animal interests makes good business sense. Many of these companies are forward-looking companies with an eye on future generations. They believe that creating sustainable growth and respecting living things is a smart, long-term business strategy.

The cornerstone of the Fund is its policy of avoiding investing in companies that directly harm animals and their habitats. The Fund is designed to combine both financial and animal friendly criteria in all of its investment decisions.

The Fund follows a screening process founded upon the humane treatment of animals as defined by The Humane Society of the United States.

                           THANK YOU FOR INVESTING IN
                             THE HUMANE EQUITY FUND.

Distributor Salomon Smith Barney Inc., NASD Member. The Humane Society of the United States is not affiliated with Salomon Smith Barney Inc.

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO OMITTED]

PAUL G.
IRWIN

President
The Humane Society
of the United States

Dear Shareholder,

It is a great pleasure for The Humane Society of the United States ("HSUS") to serve as a consultant to The Humane Equity Fund ("Fund"), and I am also personally pleased to serve as a director of the Fund. We believe this Fund provides an opportunity for individuals to invest for their future and from their hearts.

We also welcome the opportunity to work with Salomon Brothers Asset Management Inc, a company with experience in and a commitment to socially aware investing and with the Fund's manager, Charles P. Graves III, a professional with more than 17 years of investment experience.

As the nation's largest animal protection organization, we strive to create understanding and compassion for all who share our world. Our mission is to promote the protection of all animals.

This animal-friendly mutual fund seeks to mirror the ethics of the HSUS. As a consultant to the Fund, the HSUS will receive a fee once the Fund's assets reach $50 million. But we also support the Fund to the extent that we as an organization, and I personally, have allotted a portion of our liquid assets to this financial vehicle.

On behalf of everyone here at the HSUS, I thank you for your support for and investment in the Fund.

Sincerely,


/s/ Paul G. Irwin

Paul G. Irwin
President
The Humane Society of the United States

April 18, 2002


--------------------------------------------------------------------------------
The Humane Equity Fund                                                         1

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO OMITTED]                        [PHOTO OMITTED]

HEATH B.                               CHARLES P.
McLENDON                               GRAVES III, CFA

Chairman                               Executive
                                       Vice President

Dear Shareholder,

We herein provide the semi-annual report of The Humane Equity Fund ("Fund") for the period ended March 31, 2002. In this report, we have summarized what we believe to be the period's prevailing economic conditions and have briefly outlined the Fund's investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update and Investment Goals

For the six months ended March 31, 2002, the Fund's shares returned 9.08%. In comparison, the Standard & Poor's 500 Index ("S&P 500")(1) returned 10.99% for the same period. Past performance is not indicative of future results.

The Fund seeks long-term growth of capital by investing mainly in the common stocks of U.S. companies and avoids investing in companies that directly harm animals and their habitats. We look to invest in companies that exhibit both business and social leadership. We believe that the types of companies that are committed to respecting animals are smart companies. In our opinion, these select companies are positioned for growth because they are more likely to have less costly litigation and a positive public image.

Investment Strategy

The Fund invests in a broad range of companies, industries and sectors, without regard to market capitalization, looking for investments with capital appreciation potential. We utilize the style of stock selection commonly known as "growth at a reasonable price," investing in companies that we believe possess the common characteristics such as being a good, timely investment opportunity based on its earnings growth, dividend risk and risk characteristics. Additionally, we avoid investing in companies that directly harm animals and their habitats by screening all potential investments using guidelines established in conjunction with the HSUS. These guidelines include:

      o     No investment in pharmaceutical companies;

      o No investment in cosmetics companies if there is a question about such companies' use of animals for testing or studies;

      o No investment in companies that use animals in an end product, e.g., meatpacking companies; and

      o No investment in companies producing products adverse to the humane treatment of animals, e.g., manufacturers of hunting and trapping equipment.

Because we use animal-friendly criteria as a component of our selection process, the Fund's universe of investments may be smaller than that of other funds. In some circumstances, this could cause the Fund's investment performance to be better or worse than funds with similar investment objectives that do not have the Fund's screening policies.

----------
(1) The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.


--------------------------------------------------------------------------------
2                                        2002 Semi-Annual Report to Shareholders

Market Overview

The rally in stocks that started on September 24, 2001 continued into the first quarter of this year, albeit very tenuously. In the latest quarter, generally positive news on the economy was tempered by ongoing concern about corporate accounting practices, mixed news on corporate profits and rising interest rates. A pickup in the market resulted in an improvement in the performance of the Fund.

Portfolio Update

For much of the period, Fund performance was hampered by holdings in communication stocks such as WorldCom, Inc. and Sprint Corp.- PCS Group and industrial service stocks such as Enron Corp., The AES Corp. and technology stocks such as EMC Corp. These five stocks accounted for the majority of the Fund's under-performance. The Fund's investment restrictions regarding animal testing had a minor negative impact on the Fund, as the pharmaceutical and personal care product segments of the market experienced decent performance for the period. The Fund was able to offset some of the negative influence with a large holding in Avon Products Inc. and an overweight position in health care service provider WellPoint Health Networks Inc., both of which performed well through the period. As we have stated many times in the past, we expect the animal testing restrictions to be neutral to performance over time.

Overall Fund performance was much better for the reporting period than for the previous six-month period. Our large position in media stocks, which hurt Fund performance going into September, was a big contributor later in the period with good performance from Viacom Inc. and Univision Communications Inc. Also helping performance over the period were cyclical technology stocks such as Intel Corp. and Dell Computer Corp. and transportation stocks such as United Parcel Service Inc. and Southwest Airlines Co. The common characteristic of these stocks is that each generally responds favorably to an improving economic environment. Improved economic expectations played an important role in moving stock prices higher over the period and we believe they will continue to do so for the remainder of the year. So what does this imply for portfolio construction? One word comes to mind - balance. As we progress through the year, we anticipate investor sentiment to swing between confidence and concern. As such, we believe it is important to own not only companies expected to benefit from an economic recovery, but also companies with solid growth opportunities regardless of the character of the recovery. Recent additions to the portfolio include Eastman Chemical Co., Honeywell International Inc., EchoStar Communications Corp. and PepsiCo.

Outlook

After two very difficult years, we believe stock returns (as measured by the S&P
500) will improve in 2002. Our expectations are based on a few simple observations.

First, we believe that over the long haul, no other asset class has outperformed stocks on a consistent basis. Although we are not expecting returns as strong as those experienced in the 1980s or 1990s, we do believe stocks will outperform bonds and cash. Additionally, stocks, as measured by the S&P 500, have not declined for three consecutive years since 1941. Furthermore, the years following multi-year declines have typically rebounded. For example, 1973 - 1974 was the last multi-year downturn (as measured by the S&P 500), which was followed by a 37% gain in 1975.

Second, stocks have tended to rally three to five months before the economy begins to recover and enjoyed significant gains for some time. Following the last 10 recessions, the S&P 500 Index three-, six- and 12-month average price appreciation has been 18%, 27% and 38% respectively.(2)

----------
(2) Source: Charles H. Blood, Brown Brothers Harriman, Financial Markets Strategy (January 2, 2002).


--------------------------------------------------------------------------------
The Humane Equity Fund                                                         3

Third, stocks can increase in value in a rising interest-rate environment. Historically, coming off of economic lows, earnings growth has been strong enough to offset the negative impact rising interest rates have on stock valuations. We believe that will be the case this cycle as well. Over long periods of time, reported earnings have grown in line with nominal Gross Domestic Product. Since the end of 2000, however, earnings have fallen dramatically, pushing growth to the low end of the trend range. We believe the combination of current depressed trend earnings and a cyclical economic recovery creates the potential for a period of above-trend earnings growth, which we believe will help push stock prices higher.

Our expectation for corporate profit growth is dependent on a recovery in broad economic growth. The body of evidence supporting a resumption of growth is strong. Just recently, the March Institute for Supply Management ("ISM")(3) report, a measure of industrial activity, surprised to the upside with the new-orders component reaching a 16-year high. The stabilizing employment situation, combined with wage gains running near 4%, appears to be producing modestly stronger personal-income gains. These improving fundamentals have, in turn, been reflected in rising consumer confidence.

The beginning of economic recoveries and bull markets are frequently challenging for investors. Even as the business environment begins to improve, economic statistics that headline the evening news have typically continued to be mixed. We believe unemployment may even worsen before it improves. In our opinion, corporate profits, though stabilizing, are still weak, and some observers still believe stocks are expensive. The current environment certainly reflects these challenges. But for the reasons listed, we believe economic and investment fundamentals are beginning to improve, and by the time news headlines are uniformly good, stock prices will have moved higher.

As always, thank you for your confidence in our investment approach. We look forward to continuing to help you invest in harmony with your values in the future.

Sincerely,


/s/ Heath B. McLendon                  /s/ Charles P. Graves III, CFA

Heath B. McLendon                      Charles P. Graves III, CFA
Chairman                               Portfolio Manager

April 12, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets held in various sectors will remain the same. Please refer to pages 7 and 8 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of March 31, 2002 and is subject to change.

----------
(3)   Formerly known as the National Association of Purchasing Management
      ("NAPM").


--------------------------------------------------------------------------------
4                                        2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                            Net Asset Value
                        -----------------------
                        Beginning        End          Income         Return       Total
Period Ended            of Period     of Period      Dividends     of Capital    Returns+
==========================================================================================
3/31/02                  $ 7.05        $ 7.69          $0.00         $0.00         9.08%++
------------------------------------------------------------------------------------------
9/30/01                   10.73          7.05           0.00*         0.00*      (34.28)
------------------------------------------------------------------------------------------
2/2/00** -- 9/30/00       10.00         10.73           0.00          0.00         7.30++
==========================================================================================
Total                                                  $0.00*        $0.00*
==========================================================================================

================================================================================
Average Annual Total Returns+
================================================================================
Six Months Ended 3/31/02++                                                 9.08%
--------------------------------------------------------------------------------
Year Ended 3/31/02                                                        (8.56)
--------------------------------------------------------------------------------
2/2/00** through 3/31/02                                                 (11.44)
================================================================================

================================================================================
Cumulative Total Return+
================================================================================
2/2/00** through 3/31/02                                                (23.08)%
================================================================================

*     Amount represents less than $0.01 per share.
**    Commencement of operations.
+ The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
The Humane Equity Fund                                                         5

--------------------------------------------------------------------------------
The Humane Equity Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Shares of
The Humane Equity Fund vs. the Standard & Poor's 500 Index+
--------------------------------------------------------------------------------

                           February 2000 -- March 2002

                               [GRAPHIC OMITTED]

   [The following table was depicted as a line chart in the printed material.]

                        The Humane          Standard & Poor's
                        Equity Fund             500 Index
                        -----------         -----------------

 Feb 2, 2000               10000                  10000
    Mar 2000               10590                  10657
    Sep 2000               10730                  10273
    Mar 2001                8412                   7695
    Sep 2001                7052                   6950
Mar 31, 2002                7692                   7714

+ Hypothetical illustration of $10,000 invested in shares of the Fund on February 2, 2000 (commencement of operations), assumes reinvestment of dividends and capital gains, if any, at net asset value through March 31, 2002. The Standard & Poor's 500 Index ("S&P 500 Index") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. An investor cannot invest directly in an index. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

      All figures represent past performance and are not a guarantee of future results. The performance data represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


--------------------------------------------------------------------------------
6                                        2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                               March 31, 2002
--------------------------------------------------------------------------------

  SHARES                            SECURITY                             VALUE
================================================================================
COMMON STOCK -- 90.4%

Basic Materials -- 8.1%
    2,800      Air Products & Chemicals, Inc.                         $  144,620
    4,200      Alcoa Inc.                                                158,508
    2,500      Eastman Chemical Co.                                      121,975
    1,600      Nucor Corp.                                               102,784
    3,000      Praxair, Inc.                                             179,400
--------------------------------------------------------------------------------
                                                                         707,287
--------------------------------------------------------------------------------
Communications and Media -- 12.0%
    2,200      ALLTEL Corp.                                              122,210
    3,100      AOL Time Warner Inc.*                                      73,315
    1,000      AT&T Wireless Services Inc.*                                8,950
    4,500      Comcast Corp., Class A Shares*                            143,100
    5,000      EchoStar Communications Corp., Class A Shares*            141,600
    2,900      SBC Communications Inc.                                   108,576
    4,200      Univision Communications Inc., Class A Shares*            176,400
    5,600      Viacom Inc., Class B Shares*                              270,872
--------------------------------------------------------------------------------
                                                                       1,045,023
--------------------------------------------------------------------------------
Consumer Non-Durables -- 7.0%
    7,500      Avon Products, Inc.                                       407,400
    1,800      The Coca-Cola Co.                                          94,068
    2,100      PepsiCo, Inc.                                             108,150
--------------------------------------------------------------------------------
                                                                         609,618
--------------------------------------------------------------------------------
Consumer Services -- 0.4%
      325      Omnicom Group Inc.                                         30,680
--------------------------------------------------------------------------------
Energy -- 6.3%
    4,200      Anadarko Petroleum Corp.                                  237,048
    3,200      BP PLC, ADR                                               169,920
    3,260      El Paso Corp.                                             143,538
--------------------------------------------------------------------------------
                                                                         550,506
--------------------------------------------------------------------------------
Finance -- 15.3%
    1,500      Ambac Financial Group, Inc.                                88,605
    1,170      American International Group, Inc.                         84,404
    2,000      Capital One Financial Corp.                               127,700
    2,000      Freddie Mac                                               126,740
    1,500      The Hartford Financial Services Group, Inc.               102,180
      800      Marsh & McLennan Cos., Inc.                                90,192
    1,000      Merrill Lynch & Co., Inc.                                  55,380
    3,100      Morgan Stanley Dean Witter & Co.                          177,661
    1,960      State Street Corp.                                        108,545
    3,500      Wachovia Corp.                                            129,780
    1,700      Wells Fargo & Co.                                          83,980
    1,700      XL Capital Ltd., Class A Shares                           158,695
--------------------------------------------------------------------------------
                                                                       1,333,862
--------------------------------------------------------------------------------
Healthcare -- 2.3%
    3,100      WellPoint Health Networks Inc.*                           197,377
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
The Humane Equity Fund                                                         7

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 2002
--------------------------------------------------------------------------------

  SHARES                            SECURITY                             VALUE
================================================================================
Industrial -- 5.3%
    5,000      Dana Corp.                                             $  107,350
    3,000      Honeywell International Inc.                              114,810
    3,300      Illinois Tool Works Inc.                                  238,755
--------------------------------------------------------------------------------
                                                                         460,915
--------------------------------------------------------------------------------
Retail -- 6.7%
    3,000      Costco Wholesale Corp.*                                   119,460
    2,800      The Home Depot, Inc.                                      136,108
    3,000      Lowe's Cos., Inc.                                         130,470
    3,150      Wal-Mart Stores, Inc.                                     193,063
--------------------------------------------------------------------------------
                                                                         579,101
--------------------------------------------------------------------------------
Technology -- 19.0%
    1,900      Applied Materials, Inc.*                                  103,113
    4,400      Automatic Data Processing, Inc.                           256,388
    9,400      Cisco Systems, Inc.*                                      159,142
    4,500      Dell Computer Co.*                                        117,495
    1,400      Electronic Data Systems Corp.                              81,186
    4,920      EMC Corp.*                                                 58,646
    5,600      Intel Corp.                                               170,296
    1,100      International Business Machines Corp.                     114,400
    2,750      Microsoft Corp.*                                          165,853
    1,740      Motorola, Inc.                                             24,708
    1,200      Nokia Oyj, ADR                                             24,888
   10,850      Oracle Corp.*                                             138,880
    2,500      SAP AG, ADR                                                93,000
    6,000      Sun Microsystems, Inc.*                                    52,920
    2,900      Texas Instruments Inc.                                     95,990
--------------------------------------------------------------------------------
                                                                       1,656,905
--------------------------------------------------------------------------------
Transportation -- 8.0%
   16,500      Southwest Airlines Co.                                    319,275
    4,400      United Parcel Service, Inc., Class B Shares               267,520
    3,030      USFreightways Corp.                                       107,383
--------------------------------------------------------------------------------
                                                                         694,178
--------------------------------------------------------------------------------
               TOTAL COMMON STOCK
               (Cost -- $7,989,412)                                    7,865,452
================================================================================

   FACE
  AMOUNT                            SECURITY                             VALUE
================================================================================
REPURCHASE AGREEMENT -- 9.6%
$ 835,000      Goldman, Sachs & Co., 1.840% due 4/1/02;
                 Proceeds at maturity -- $835,171; (Fully
                 collateralized by U.S. Treasury Bills,
                 Notes and Bonds, 0.000% to 6.325% due
                 4/4/02 to 8/15/29; Market value -- $851,700)
                 (Cost -- $835,000)                                      835,000
================================================================================
               TOTAL INVESTMENTS -- 100%
               (Cost -- $8,824,412**)                                 $8,700,452
================================================================================

*     Non-income producing security.
**    Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                        2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                   March 31, 2002
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost -- $8,824,412)                       $  8,700,452
  Cash                                                                      254
  Receivable from investment adviser                                     45,734
  Dividends and interest receivable                                       7,112
--------------------------------------------------------------------------------
  Total Assets                                                        8,753,552
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                       94,574
  Distribution fees payable                                               1,838
  Administration fee payable                                                736
  Accrued expenses                                                        5,711
--------------------------------------------------------------------------------
  Total Liabilities                                                     102,859
--------------------------------------------------------------------------------
Total Net Assets                                                   $  8,650,693
================================================================================

NET ASSETS:
  Par value of capital shares                                      $      1,124
  Capital paid in excess of par value                                11,131,186
  Accumulated net investment loss                                       (21,413)
  Accumulated net realized loss from security transactions           (2,336,244)
  Net unrealized depreciation of investments                           (123,960)
--------------------------------------------------------------------------------
Total Net Assets                                                   $  8,650,693
================================================================================
Shares Outstanding                                                    1,124,397
--------------------------------------------------------------------------------
Net Asset Value                                                    $       7.69
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
The Humane Equity Fund                                                         9

-------------------------------------------------------------------------------
Statement of Operations (unaudited)      For the Six Months Ended March 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                                                         $    33,089
  Interest                                                                7,157
  Less: Foreign withholding tax                                            (163)
-------------------------------------------------------------------------------
  Total Investment Income                                                40,083
-------------------------------------------------------------------------------
EXPENSES:
  Shareholder communications                                             32,161
  Investment advisory fee (Note 2)                                       28,101
  Shareholder and system servicing fees                                  20,943
  Audit and legal                                                        16,705
  Distribution fees (Note 2)                                             10,808
  Registration fees                                                       9,723
  Directors' fees                                                         7,480
  Administration fee (Note 2)                                             4,323
  Custody                                                                   599
  Other                                                                   4,488
-------------------------------------------------------------------------------
  Total Expenses                                                        135,331
  Less: Investment advisory fee waiver and expense
    reimbursement (Note 2)                                              (73,835)
-------------------------------------------------------------------------------
  Net Expenses                                                           61,496
-------------------------------------------------------------------------------
Net Investment Loss                                                     (21,413)
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
  Realized Loss From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                               2,430,455
    Cost of securities sold                                           3,820,306
-------------------------------------------------------------------------------
  Net Realized Loss                                                  (1,389,851)
-------------------------------------------------------------------------------
  Change in Net Unrealized Depreciation of Investments:
    Beginning of period                                              (2,247,531)
    End of period                                                      (123,960)
-------------------------------------------------------------------------------
  Decrease in Net Unrealized Depreciation                             2,123,571
-------------------------------------------------------------------------------
Net Gain on Investments                                                 733,720
-------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $   712,307
===============================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                       2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended March 31, 2002 (unaudited) and the Year Ended September 30, 2001

                                                                       2002            2001
===============================================================================================
OPERATIONS:
  Net investment loss                                              $    (21,413)   $    (46,515)
  Net realized loss                                                  (1,389,851)       (943,871)
  (Increase) decrease in net unrealized depreciation                  2,123,571      (2,938,036)
-----------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations                     712,307      (3,928,422)
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                      --          (1,528)
  Capital                                                                    --          (1,078)
-----------------------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions to Shareholders                  --          (2,606)
-----------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares                                      217,530       1,070,240
  Net asset value of shares issued for reinvestment of dividends             --           2,554
  Cost of shares reacquired                                             (71,762)       (202,953)
-----------------------------------------------------------------------------------------------
  Increase in Net Assets From Fund Share Transactions                   145,768         869,841
-----------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                       858,075      (3,061,187)

NET ASSETS:
  Beginning of period                                                 7,792,618      10,853,805
-----------------------------------------------------------------------------------------------
  End of period*                                                   $  8,650,693    $  7,792,618
-----------------------------------------------------------------------------------------------
* Includes accumulated net investment loss of:                     $    (21,413)             --
===============================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
The Humane Equity Fund                                                        11

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Humane Equity Fund ("Fund") is a separate diversified investment portfolio of SSB Citi Funds, Inc. ("Series"), a Maryland corporation, registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price were reported and U.S. government agencies and obligations are valued at current quoted mean prices; (c) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At September 30, 2001, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of undistributed net investment income amounting to $46,515 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement, Administration Agreement and Other
Transactions

Salomon Brothers Asset Management Inc ("SBAM"), an indirect wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is wholly owned by Citigroup Inc., acts as investment adviser to the Fund. Under the investment advisory agreement, the Fund pays SBAM a fee calculated at the annual rate of 0.65% of its average daily net assets. This fee is calculated daily and paid monthly. For the six months ended March 31, 2002, SBAM waived all of its investment advisory fee.

Smith Barney Fund Management LLC ("SBFM"), another subsidiary of SSBH, acts as administrator to the Fund. As compensation for its services the Fund pays SBFM a fee calculated at an annual rate of 0.10% of its average daily net assets. This fee is calculated daily and paid monthly.

In addition, The Humane Society of the United States ("HSUS"), acting as a consultant, assists SBAM in its determination of which investments meet the Fund's animal friendly criteria. SBAM, from its investment advisory fee pays HSUS a fee of 0.07% of the Fund's average daily net assets. This fee will begin to accrue when the Fund's aggregate net assets equal or exceed $50 million.


--------------------------------------------------------------------------------
12                                       2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers, continue to sell fund shares to the public as members of the selling group. For the six months ended March 31, 2002, SSB did not receive any brokerage commissions.

Pursuant to a Distribution Plan, the Fund pays service and/or distribution fees calculated at the annual rate of 0.25% of the average daily net assets.

3. Investments

During the six months ended March 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                             $2,256,444
--------------------------------------------------------------------------------
Sales                                                                  2,430,455
================================================================================

At March 31, 2002, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $ 1,026,180
Gross unrealized depreciation                                        (1,150,140)
--------------------------------------------------------------------------------
Net unrealized depreciation                                         $  (123,960)
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Fund of securities with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain liquid securities equal in value to its obligations with respect to reverse repurchase agreements.

During the six months ended March 31, 2002, the Fund did not enter into any reverse repurchase agreements.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.


--------------------------------------------------------------------------------
The Humane Equity Fund                                                        13

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At March 31, 2002, the Fund did not hold any futures contracts.

7. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments which are marked-to-market daily. When a purchase option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At March 31, 2002, the Fund did not hold any purchased call or put option contracts.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the six months ended March 31, 2002, the Fund did not write any call or put option contracts.

8. Capital Loss Carryforward

At September 30, 2001, the Fund had, for Federal income tax purposes, capital loss carryforwards of $6,700 available to offset future capital gains expiring on September 30, 2009. To the extent that the capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.


--------------------------------------------------------------------------------
14                                       2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

9. Shares of Capital Stock

At March 31, 2002, the Series had 500,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares of the Fund were as follows:

                                         Six Months Ended         Year Ended
                                          March 31, 2002      September 31, 2001
================================================================================
Shares sold                                   28,324                116,040
Shares issued on reinvestment                     --                    276
Shares reacquired                             (9,229)               (22,577)
--------------------------------------------------------------------------------
Net Increase                                  19,095                 93,739
================================================================================


--------------------------------------------------------------------------------
The Humane Equity Fund                                                        15

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

                                            2002(1)        2001       2000(2)
================================================================================
Net Asset Value, Beginning of Period        $ 7.05       $ 10.73      $ 10.00
--------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)(3)            (0.02)        (0.04)        0.00*
  Net realized and unrealized gain (loss)     0.66         (3.64)        0.73
--------------------------------------------------------------------------------
Total Income (Loss) From Operations           0.64         (3.68)        0.73
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         --         (0.00)*         --
  Capital                                       --         (0.00)*         --
--------------------------------------------------------------------------------
Total Distributions                             --         (0.00)*         --
--------------------------------------------------------------------------------
Net Asset Value, End of Period              $ 7.69       $  7.05      $ 10.73
--------------------------------------------------------------------------------
Total Return                                  9.08%++     (34.28)%       7.30%++
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)            $8,651       $ 7,793      $10,854
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)(4)                              1.42%+        1.45%        1.44%+
  Net investment income (loss)               (0.50)+       (0.48)        0.02+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                         29%           22%          15%
================================================================================

(1)   For the six months ended March 31, 2002 (unaudited).
(2) For the period from February 2, 2000 (commencement of operations) to September 30, 2000.
(3) The investment adviser has waived all of its investment advisory fees for the six months ended March 31, 2002, the year ended September 30, 2001 and the period ended September 30, 2000. In addition, the investment adviser reimbursed the Fund for expenses of $45,734, $41,195 and $126,790, respectively. If such fees were not waived and expenses not reimbursed, the per share (increase) decrease in net investment income (loss) and actual expense ratios would have been as follows:

                         (Increase) Decrease to             Expense Ratios
                             Net Investment           Without Fee Waivers and/or
                         Income (Loss) Per Share        Expense Reimbursements
                         -----------------------      --------------------------
             2002                $(2.20)                         3.13%+
             2001                 (1.56)                         2.53
             2000                  0.17                          4.02+

(4) As a result of a voluntary expense limitation, the expense ratios will not exceed 1.45%.
*     Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                       2002 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Management of the Fund
--------------------------------------------------------------------------------

Directors

Andrew L. Breech
Carol L. Colman
William R. Dill
Paul G. Irwin
Clifford M. Kirtland, Jr.
Heath B. McLendon, Chairman

Officers

Heath B. McLendon
President

Lewis E. Daidone
Executive Vice President and Treasurer

Charles P. Graves III, CFA
Executive Vice President

Christina T. Sydor
Secretary

Investment Adviser

Salomon Brothers Asset Management Inc

Distributor

Salomon Smith Barney Inc.

Custodian

State Street Bank and Trust Company

Transfer Agent

Boston Financial Data Services Inc.
P.O. Box 55121
Boston, Massachusetts 02205-8964

This report is submitted for the general information of shareholders of The Humane Equity Fund, but it may also be used as sales literature when preceded or accompanied by a current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after June 30, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

The Humane Equity Fund
125 Broad Street
10th Floor, MF-2
New York, New York 10004

                                     [LOGO]

                             THE HUMANE EQUITY FUND
                          -----------------------------
                            ANIMAL FRIENDLY INVESTING
                          -----------------------------

                       ===============================
                                Salomon Brothers
                                ======================
                                      Asset Management

Distributor: Salomon Smith Barney Inc., NASD Member

1-877-552-5420

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(C)2001 Salomon Brothers Asset Management Inc
All rights reserved.

HEQSEMI  3/02